                                                                  Exhibit 10(bb)


            AMENDMENT TO AMENDED AND RESTATED DEBT EXCHANGE AGREEMENT



          AMENDMENT, dated as of June 30, 1995, between those persons whose names are listed on Exhibit A hereto and who have executed a signature page to this Amendment (the "NOTEHOLDERS") and The Alpine Group, Inc., a Delaware corporation with offices at 1790 Broadway, New York, New York 10019 ("ALPINE").

          WHEREAS, the Noteholders and Alpine are parties to an Amended and Restated Debt Exchange Agreement, dated as of October 11, 1994 (as amended to date, the "AGREEMENT"). Terms defined in the Agreement and used but not otherwise defined herein shall have the meanings given to them in the Agreement; and

          WHEREAS, the Noteholders and Alpine wish to amend the Agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Section 1.02(a) of the Agreement is amended by deleting "June 30, 1995" and inserting in its place "August 15, 1995".

          2. Section 1.04(c) of the Agreement is amended to read in its entirety as follows:

          "(c) at the Closing, a certificate registered in the name of such Noteholder representing the number, set forth on Exhibit A, of shares of common stock, par value $.001 per share ("POLYVISION COMMON STOCK"), of PolyVision
          Corporation, a New York corporation ("PolyVision", formerly Information Display Technology, Inc. or "IDT").

          3. Section 1.05 of the Agreement is amended to read in its entirety as follows:

          "1.05 NO FRACTIONAL SHARES. Neither certificates nor scrip for fractional shares of Alpine 8% Preferred Stock or PolyVision Common Stock will be issued in connection with the transactions contemplated hereby, but in lieu thereof each Seller otherwise entitled to a fraction of a share of Alpine 8% Preferred Stock or PolyVision Common Stock under Section 1.04 shall be paid in cash an amount equal to such fraction multiplied by (a) $50.00 (in the case of a fractional share of Alpine 8% Preferred Stock) or (b) (in the case of a fractional share of PolyVision Common Stock) the market price per share of PolyVision Common Stock computed on the basis of the last sales price per share of PolyVision Common Stock on the date immediately preceding the Closing Date (or if there is no such sale on such date, the last sales price prior to such date)."

          4.   Section 1.06 is amended to read in its entirety as follows:

          "1.06 CONSIDERATION RESET. (a) Subject to the terms and conditions of this Section 1.06, if the average of the closing prices for PolyVision Common Stock on each of the 20 trading days immediately preceding December 15, 1995 (the "Average Market Value") is less than $33.60 per share, adjusted as appropriate for stock splits, dividends payable in cash or property, and similar events or transactions with respect to PolyVision between the date hereof and December 15, 1995 (such amount, as so adjusted, is hereinafter referred to as the "Target Value"), then Alpine will deliver to each Noteholder an amount of consideration (the "Reset Consideration") equal to the number of shares of PolyVision Common Stock acquired by such Noteholder pursuant to this Agreement and still held by such Noteholder as of December 15, 1995, multiplied by the difference between the Target Value and the greater of the Average Market Value and $11.25, subject to adjustment as above.

          (b) Alpine shall deliver the Reset Consideration in Alpine 8% Preferred Stock (valued at its liquidation preference) or PolyVision Common Stock (valued at the Average Market Value), or a combination thereof, as Alpine may determine in its sole discretion. Alpine shall deliver the Reset Consideration no later than December 30, 1995, without interest.

          (c) The provisions of this Section 1.06 shall be terminated and shall be of no force or effect if the closing price of PolyVision Common Stock is greater than or equal to the Target Value for at least 10 consecutive trading days between June 23, 1995 (i.e., the thirtieth day after the date of the merger of Alpine Polyvision, Inc., a Delaware corporation and a subsidiary of Alpine and Posterloid Corporation, a Delaware corporation and a subsidiary of Alpine into wholly-owned subsidiaries of IDT was consummated) and November 15, 1995, provided that during such period there is in effect a registration statement under the Securities Act of 1933 (the "SECURITIES ACT") permitting the sale of PolyVision Common Stock by the Noteholders.

          (d) If the provisions of this Section 1.06 have not been terminated as provided in Section 1.06(c), then between November 15, 1995 and December 15, 1995, (i) no Noteholder who owns any PolyVision Common Stock acquired pursuant to this Agreement as of November 15, 1995, shall, with respect to any PolyVision Common Stock, sell, sell short, sell a put option or enter into any agreement with respect to the foregoing and (ii) Alpine shall not with respect to any PolyVision Common Stock, purchase, purchase an option to purchase or enter into any agreement with respect to the foregoing. In the event of a breach of this provision by a Noteholder, such Noteholder shall forfeit its right to receive the Reset Consideration."

          5.   Section 5.01 is amended to read in its entirety as follows:

          "REGISTRATION OF POLYVISION COMMON STOCK. Alpine will cause PolyVision to file a registration statement with the SEC with respect to the PolyVision Common Stock and to use its best efforts to cause such registration statement to become effective.

          6. References in the Agreement to IDT and IDT Common Stock are deemed to refer to PolyVision and PolyVision Common Stock, respectively, where appropriate.

          7. A revised and updated Exhibit A is attached hereto which adds information with respect to the PolyVision Common Stock.

          8. All other terms and conditions of the Agreement shall remain in full force and effect without modification.

                            [SIGNATURE PAGES FOLLOW]

          This Amendment has been duly executed on the date hereinabove set forth.





                                   THE ALPINE GROUP, INC.





                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE NOTEHOLDERS:

                                   REFERENCE IS MADE TO THE COUNTERPART
                                   NOTEHOLDERS' SIGNATURE PAGE, EXECUTED BY EACH NOTEHOLDER AND MADE A PART HEREOF

            AMENDMENT TO AMENDED AND RESTATED DEBT EXCHANGE AGREEMENT



                           COUNTERPART SIGNATURE PAGE


NOTEHOLDER:

Name of Noteholder:
                    ------------------------------

     By:
         -----------------------------------------
              (signature)

     Name:
          ----------------------------------------


     Title:
           ---------------------------------------


                                       S-2